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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in the Company's December 31, 1998 Form 10-K into the previously filed Registration Statement File No. 33-80291.

                                                             Arthur Andersen LLP



Washington, D.C.
February 27, 1999